UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

---------------------------------

FORM 8-K

---------------------------------

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report  (Date of earliest event reported):  January 26, 2011

FIRST MERCHANTS CORPORATION

(Exact name of registrant as specified in its charter)

INDIANA

(State or other jurisdiction of incorporation)

0-17071	35-1544218
(Commission File Number)	(IRS Employer Identification No.)

200 East Jackson Street
P.O. Box 792
Muncie, Indiana                                                   47305-2814
(Address of principal executive offices)                  (Zip Code)

Registrant’s telephone number, including area code:  (765) 747-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)
On January 26, 2011, Thomas B. Clark notified the Nominating and Governance Committee of the Registrant’s Board of Directors that he had decided not to stand for re-election to the Board of Directors at the Registrant’s 2011 Annual Meeting of Shareholders.  Mr. Clark cited his wish to spend more time with his family and a desire to travel as factors contributing to his decision.  Also, in accordance with the Registrant’s Bylaws, Barry J. Hudson’s term as a member of the Registrant’s Board of Directors will expire as of the Registrant’s 2011 Annual Meeting of the Shareholders by virtue of his attaining the age of 70 during calendar year 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  January 31, 2011

FIRST MERCHANTS CORPORATION

By:  /s/  Mark K. Hardwick
Mark K. Hardwick,
Executive Vice President and
Chief Financial Officer